As filed with the Securities and Exchange Commission on June 26, 1998
                                                      Registration No. 2-97840

------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]


                       POST-EFFECTIVE AMENDMENT NO. 15                    [x]



                                      and

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [x]
                                  ACT OF 1940



                             AMENDMENT NO. 18                             [x]


                         -------------------------------

                       NAVIGATOR MONEY MARKET FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               200 Gibraltar Road
                          Horsham, Pennsylvania  19044
                    (Address of Principal Executive Offices)
                Registrant's Telephone Number :  (215) 443-7850

                           JAMES W. JENNINGS, ESQUIRE
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                       Philadelphia, Pennsylvania  19103
                    (Name and Address of Agent for Service)

                         -------------------------------


         It is proposed that this filing become effective on June 30, 1998 pursuant to paragraph (b) of Rule 485.

                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                     LOCATION
--------------                                     --------
PART A
------

Item 1.   Cover Page...........................    Cover Page

Item 2.   Synopsis.............................    Fund Expenses

Item 3.   Condensed Financial Information......    Financial
                                                   Highlights

Item 4.   General Description of Registrant......  The Companies;
                                                   Investment
                                                   Objective
                                                   and Policies;
                                                   Investment
                                                   Restrictions;
                                                   General
                                                   Information

Item 5.   Management of the Fund...............    Management
                                                   of the Funds

Item 5A.  Management's Discussion of
          Fund Performance ....................    Incorporated by
                                                   Reference in
                                                   Annual Report

Item 6.   Capital Stock and Other Securities...    Cover Page; The
                                                   Companies; How
                                                   To Purchase and
                                                   Redeem Shares;
                                                   Dividends and
                                                   Taxes; Descrip-
                                                   tion of Shares;
                                                   General
                                                   Information

Item 7.   Purchase of Securities Being
          Offered.............................     Valuation of
                                                   Shares; How to
                                                   Purchase and
                                                   Redeem Shares

Item 8.   Redemption or Repurchase............     How to
                                                   Purchase and
                                                   Redeem Shares

Item 9.   Legal Proceedings...................     *


PART B                                             LOCATION
------                                             --------
Item 10.  Cover Page..........................     Cover Page

Item 11.  Table of Contents...................     Table of
                                                   Contents

Item 12.  General Information and History.....     The Companies

Item 13.  Investment Objectives and Policies..     Additional
                                                   Investment
                                                   Policies

Item 14.  Management of the Registrant........     Directors and
                                                   Officers;
                                                   Investment
                                                   Adviser,
                                                   Administrator
                                                   and Distributor

Item 15.  Control Persons and Principal
          Holders of Securities...............     Principal
                                                   Holders of
                                                   Securities

Item 16.  Investment Advisory and Other
          Services............................     Investment
                                                   Adviser,
                                                   Administrator
                                                   and Distributor

Item 17.  Brokerage Allocation and Other
          Practices...........................     Portfolio
                                                   Transactions

Item 18.  Capital Stock and Other Securities...    Description of
                                                   Shares

Item 19.  Purchase, Redemption and Pricing
          of Securities Being Offered.........     Included in


                                                   Part A
Item 20.  Tax Status..........................     Included in
                                                   Part A

Item 21.  Underwriters........................     *

Item 22.  Calculation of Performance Data.....     Yields

Item 23.  Financial Statements................     Financial
                                                   Statements


* Omitted since the answer is negative or the Item is inapplicable.


PART C

          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

[NAVIGATOR LOGO]

                  PROSPECTUS

--------------------------------------------------------------------------------


     Navigator Money Market Fund -- Prime Obligations Portfolio ("Prime Obligations") is a portfolio offered by Navigator Money Market Fund, Inc., ("NMM"), and Navigator Tax-Free Money Market Fund ("Tax-Free Money Market") is a portfolio offered by Navigator Tax-Free Money Market Fund, Inc. ("NTFMM"), (each separately referred to as a "Fund" and collectively referred to as the "Funds"). Navigator Money Market Fund, Inc. and Navigator Tax-Free Money Market Fund, Inc. are no-load, diversified, open-end investment companies. The Board of Directors of the Funds adopted a series of resolutions at a joint meeting of the Boards in June 1998 approving the recommendation of the Funds' management that each Fund will file an application to deregister as an investment company once it no longer has any shareholders. The Funds expect that their shareholders will redeem their shares by July 31, 1998.


     PRIME OBLIGATIONS' investment objective is to provide its shareholders with as high a level of current interest income as is consistent with liquidity and relative stability of principal. The Fund intends to achieve this objective by investing substantially all of its assets in a diversified portfolio of money market instruments of the highest quality, with remaining maturities of 397 days or less.

     TAX-FREE MONEY MARKET'S investment objective is to provide its shareholders with as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. The Fund intends to achieve this objective by investing substantially all of its assets in a diversified portfolio of tax-exempt obligations of the highest quality, with remaining maturities of 397 days or less. While the Fund may also invest in short-term taxable obligations, under normal market conditions, at least 80% of the Fund's net assets will be invested in obligations exempt from federal income taxes.

     THE FUNDS' SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE FDIC, OR THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES. EACH FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00, BUT THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO. THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, NOR ARE THEY ENDORSED OR GUARANTEED BY ANY BANK.

     Shares of each Fund ("Shares") are sold by Fairfield Group, Inc. ("Fairfield") to institutional investors ("Institutions") for investment of their own funds or funds for which they act in some fiduciary capacity ("Customer Accounts"). Fund Shares may not be purchased by individuals directly, but institutional investors may purchase Shares for Customer Accounts maintained for individuals. Fairfield (the "Manager") acts as each Fund's Investment Adviser, Administrator, and Distributor. Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutions may charge their Customer Accounts for services provided in connection with the purchase or redemption of Shares. See "How to Purchase and Redeem Shares."

     This Prospectus sets forth certain information about each Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

     Additional information about the Funds, contained in the Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                            ------------------------


                 THE DATE OF THIS PROSPECTUS IS JUNE 30, 1998.

Navigator Money Market Fund -- Prime Obligations Portfolio
(Navigator Money Market Fund, Inc.)

Navigator Tax-Free Money Market Fund
(Navigator Tax-Free Money Market Fund, Inc.)

200 Gibraltar Road
Horsham, PA 19044
                                                             For current performance,
                                                             purchase, redemption, and
                                                             other information, call:
                                                             1-800-441-3885

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                  Page
                                                                                  ----
                    The Companies...............................................    3

                    Fund Expenses...............................................    3
                    Financial Highlights........................................    5
                    Performance Information.....................................    7
                    Investment Objective and Policies...........................    7
                    Investment Restrictions.....................................   12
                    Valuation of Shares.........................................   14
                    How to Purchase and Redeem Shares...........................   14
                    Dividends...................................................   16
                    Taxes.......................................................   16
                    Management of the Funds.....................................   18
                    Description of Shares.......................................   20
                    General Information.........................................   20

                                 THE COMPANIES

     NMM was originally organized as a Pennsylvania business trust under a Declaration of Trust dated May 16, 1985, and Prime Obligations commenced operations on July 22, 1985. NMM was subsequently reorganized as a Maryland corporation on December 9, 1986, such reorganization having been effected in order to enable the Fund to take advantage of certain state tax benefits accruing therefrom.

     NTFMM was organized as a Maryland corporation on January 27, 1986, and Tax-Free Money Market commenced operations on March 27, 1986.

     NMM's and NTFMM's Articles of Incorporation each permit their Board of Directors ("Navigator's Board") to offer additional, separate classes of shares of Common Stock ("Portfolios") in the future. However, NMM currently offers only Shares of Prime Obligations, a money market portfolio and NTFMM currently offers only Shares of Tax-Free Money Market, a tax-free money market portfolio.

                                 FUND EXPENSES


     The table below sets forth information concerning shareholder transaction expenses and annual operating expenses for each Fund. The expenses and fees set forth in the table are based on average net assets of each Fund for the year ended February 28, 1998.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                 PRIME         TAX-FREE
                                                              OBLIGATIONS    MONEY MARKET
                                                              -----------    ------------
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................       0%              0%
Maximum Sales Load Imposed on Reinvested Dividends (as a
  percentage of offering price).............................       0%              0%
Deferred Sales Load (as a percentage of original purchase
  price or redemption proceeds, as applicable)..............       0%              0%
Redemption Fee..............................................     None            None
Exchange Fee................................................     None            None

                         ANNUAL FUND OPERATING EXPENSES


                                                                 PRIME         TAX-FREE
                                                              OBLIGATIONS    MONEY MARKET
                                                              -----------    ------------
12b-1 Fees..................................................     .00%            .00%
Investment Advisory Fees After Fee Waivers (A)..............     .05%            .05%
Other Expenses (B)..........................................     .15%            .20%
                                                                 ----            ----
Net Annual Fund Operating Expenses (C)......................     .20%            .25%
                                                                 ====            ====



---------------------------

(A) Absent voluntary waivers, Fairfield's investment advisory fees, which are graduated, would have been calculated at the annual rate of .20% and .25% of Prime Obligations' and Tax-Free Money Market's average net assets, respectively.
(B) Includes (among others) custodial, transfer agency, administrative, legal, and auditing fees. Absent voluntary waivers, Fairfield's administrative fees are calculated at the annual rate of .10% of each Fund's average net assets.
(C) Fairfield may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory and/or administrative fees. The expense ratios of .20% and .25% are net of fee waivers in effect during the fiscal year. Absent any fee waivers, such expense ratios would have been .40% and .55% for Prime Obligations and Tax-Free Money Market, respectively.

EXAMPLE OF EFFECT OF FUND EXPENSES (A)

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Prime Obligations...........................................    $2        $6         $11        $26
Tax-Free Money Market.......................................    $3        $8         $14        $32


(A) Financial institutions that are the record owner of Shares on behalf of their Customer Accounts may impose separate fees for the account services they provide to their customers.

     The purpose of the tables is to assist the investor in understanding the various costs and expenses that a shareholder in a Fund will bear directly or indirectly.

     This example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The actual expenses will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Fairfield waives its fees and the extent to which each Fund incurs variable expenses, such as transfer agency costs.

     THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE FUND EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights are derived from the financial statements of each Fund and have been audited by Ernst & Young LLP, independent auditors. This data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into each respective Fund's Statement of Additional Information. The annual report for each Fund is available to shareholders at no charge by calling Fairfield at 1-800-441-3885.

PRIME OBLIGATIONS

                               3/01/97    3/01/96     6/01/95      6/01/94    6/01/93    6/01/92    6/01/91    6/01/90    6/01/89
                                 TO         TO           TO          TO         TO         TO         TO         TO         TO
                               2/28/98    2/28/97    2/29/96(A)    5/31/95    5/31/94    5/31/93    5/31/92    5/31/91    5/31/90
                               -------    -------    ----------    -------    -------    -------    -------    -------    -------
Net Asset Value, beginning of
  period.....................  $1.00      $1.00      $1.00         $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                               -------    -------     -------      -------    -------    -------    -------    -------    -------
Income from Investment
  Operations:................    .0541      .0523       .0413        .0501      0.314      .0323      .0499      .0728      .0853
    Net Gain on Securities
      (both realized and
      unrealized)............       --         --          --           --         --         --      .0001         --         --
                               -------    -------     -------      -------    -------    -------    -------    -------    -------
      Total Income from
         Investment
         Operations..........    .0541      .0523       .0413        .0501      .0314      .0323      .0500      .0728      .0853
                               -------    -------     -------      -------    -------    -------    -------    -------    -------
Less Distributions:
  Dividends from Net
    Investment Income........   (.0541)    (.0523)     (.0413)      (.0501)    (.0314)    (.0323)    (.0499)    (.0728)    (.0853)
  Dividends from Capital
    Gains....................       --         --          --           --         --         --     (.0001)        --         --
                               -------    -------     -------      -------    -------    -------    -------    -------    -------
      Total Distributions....   (.0541)    (.0523)     (.0413)      (.0501)    (.0314)    (.0323)    (.0500)    (.0728)    (.0853)
                               -------    -------     -------      -------    -------    -------    -------    -------    -------
Net Asset Value, end of
  period.....................  $1.00      $1.00      $1.00         $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                               =======    =======     =======      =======    =======    =======    =======    =======    =======
Total Return.................    5.55%      5.37%       4.21%(b)     5.19%      3.18%      3.28%      5.12%      7.53%      8.87%
Net Assets, end of period
  (000)......................  $135,745   $180,218   $167,732      $238,109   $341,136   $417,114   $443,368   $563,265   $508,859
Ratios and Supplemental Data:
  Ratio of Expenses to
    Average Net Assets.......    0.20%      0.17%       0.25%(c)     0.28%      0.27%      0.26%      0.22%      0.21%      0.22%
  Ratio of Expenses, to
    Average Net Assets
    excluding Fee Waivers....    0.40%      0.41%       0.55%(c)     0.43%      0.42%      0.41%      0.37%      0.35%      0.37%
  Ratio of Net Investment
    Income to Average Net
    Assets...................    5.41%      5.23%       5.51%(c)     5.01%      3.14%      3.23%      4.99%      7.28%      8.53%
  Ratio of Net Investment
    Income to Average Net
    Assets excluding Fee
    Waivers..................    5.21%      4.99%       5.21%(c)     4.86%      2.99%      3.08%      4.84%      7.14%      8.38%

                               6/01/88
                                 TO
                               5/31/89
                               -------
Net Asset Value, beginning of
  period.....................  $1.00
                               -------
Income from Investment
  Operations:................    .0859
    Net Gain on Securities
      (both realized and
      unrealized)............       --
                               -------
      Total Income from
         Investment
         Operations..........    .0859
                               -------
Less Distributions:
  Dividends from Net
    Investment Income........   (.0859)
  Dividends from Capital
    Gains....................       --
                               -------
      Total Distributions....   (.0859)
                               -------
Net Asset Value, end of
  period.....................  $1.00
                               =======
Total Return.................    8.94%
Net Assets, end of period
  (000)......................  $464,483
Ratios and Supplemental Data:
  Ratio of Expenses to
    Average Net Assets.......    0.22%
  Ratio of Expenses, to
    Average Net Assets
    excluding Fee Waivers....    0.38%
  Ratio of Net Investment
    Income to Average Net
    Assets...................    8.59%
  Ratio of Net Investment
    Income to Average Net
    Assets excluding Fee
    Waivers..................    8.43%


---------------------------
(a) Fiscal year end was changed to February 29 from May 31.
(b) Not Annualized
(c) Annualized

TAX-FREE MONEY MARKET

                                 3/01/97   3/01/96   3/01/95   3/01/94      3/01/93      3/01/92      3/01/91      3/01/90
                                   TO        TO        TO        TO           TO           TO           TO           TO
                                 2/28/98   2/28/97   2/29/96   2/28/95      2/28/94      2/28/93      2/29/92      2/28/91
                                 -------   -------   -------   -------      -------      -------      -------      -------
Net Asset Value beginning of
  period.......................    $1.00   $1.00     $1.00     $1.00        $1.00        $1.00        $1.00        $1.00
                                 -------   -------   -------   -------      -------      -------      -------      -------
Income from Investment
  Operations:
    Net Investment Income......    .0337     .0312     .0353     .0286        .0227        .0273        .0407        .0558
    Net Gain/(Loss) on
      Securities (both realized
      and unrealized)..........       --    (.0002)       --    (.0003)          --           --        .0001           --
                                 -------   -------   -------   -------      -------      -------      -------      -------
      Total Income from
         Investment
         Operations............    .0337     .0310     .0353     .0283        .0227        .0273        .0408        .0558
                                 -------   -------   -------   -------      -------      -------      -------      -------
Less Distributions:
  Dividends from Net Investment
    Income.....................   (.0337)   (.0312)   (.0353)   (.0286)      (.0227)      (.0273)      (.0407)      (.0558)
                                 -------   -------   -------   -------      -------      -------      -------      -------
      Total Distributions......   (.0337)   (.0312)   (.0353)   (.0286)      (.0227)      (.0273)      (.0407)      (.0558)
                                 -------   -------   -------   -------      -------      -------      -------      -------
Net Asset Value, end of
  period.......................    $1.00   $1.00     $1.00     $1.00        $1.00        $1.00        $1.00        $1.00
                                 =======   =======   =======   =======      =======      =======      =======      =======
Total Return...................    3.42%     3.17%     3.59%     2.94%        2.29%        2.76%        4.15%        5.73%
Net Assets, end of period
  (000)........................  $57,771   $54,061   $94,815   $107,357     $152,273     $202,245     $227,249     $255,298
Ratio and Supplemental Data:
  Ratio of Expenses to Average
    Net Assets.................    0.25%     0.33%     0.31%     0.29%        0.28%        0.23%        0.23%        0.22%
  Ratio of Expenses, to Average
    Net Assets excluding Fee
    Waivers....................    0.55%     0.58%     0.51%     0.49%        0.48%        0.43%        0.45%        0.44%
  Ratio of Net Investment
    Income to Average Net
    Assets.....................    3.36%     3.12%     3.53%     2.86%        2.27%        2.73%        4.07%        5.58%
  Ratio of Net Investment
    Income to Average Net
    Assets excluding Fee
    Waivers....................    3.06%     2.87%     3.33%     2.66%        2.07%        2.53%        3.85%        5.36%

                                 3/01/89      3/01/88
                                   TO           TO
                                 2/28/90      2/28/89
                                 -------      -------
Net Asset Value beginning of
  period.......................  $1.00        $1.00
                                 -------      -------
Income from Investment
  Operations:
    Net Investment Income......    .0613        .0532
    Net Gain/(Loss) on
      Securities (both realized
      and unrealized)..........       --           --
                                 -------      -------
      Total Income from
         Investment
         Operations............    .0613        .0532
                                 -------      -------
Less Distributions:
  Dividends from Net Investment
    Income.....................   (.0613)      (.0532)
                                 -------      -------
      Total Distributions......   (.0613)      (.0532)
                                 -------      -------
Net Asset Value, end of
  period.......................  $1.00        $1.00
                                 =======      =======
Total Return...................    6.31%        5.45%
Net Assets, end of period
  (000)........................  $300,001     $200,396
Ratio and Supplemental Data:
  Ratio of Expenses to Average
    Net Assets.................    0.20%        0.18%
  Ratio of Expenses, to Average
    Net Assets excluding Fee
    Waivers....................    0.43%        0.45%
  Ratio of Net Investment
    Income to Average Net
    Assets.....................    6.13%        5.32%
  Ratio of Net Investment
    Income to Average Net
    Assets excluding Fee
    Waivers....................    5.90%        5.05%

                            PERFORMANCE INFORMATION

IN GENERAL

     The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. Any fees charged by Institutions to their Customers in connection with investments in Fund Shares are not reflected in a Fund's performance, and such fees, if charged, will reduce the actual return received by Customers on their investments. Conversely, a Fund's performance would be favorably affected by any management fee waivers on the part of Fairfield.

     From time to time, in advertisements or reports to shareholders, the performance of a Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices such as "IBC/Donoghue's Money Fund Averages."

     Shareholders will receive unaudited semi-annual reports describing each Fund's investment operations and annual financial statements audited by independent auditors.

YIELDS

     Each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. See "Yields" in the Statement of Additional Information.


     For the 7-day period ended February 28, 1998, Prime Obligations' yield was 5.43% and its compounded effective yield was 5.58%. During this 7-day period, 100% of the Fund's investment advisory fees were voluntarily waived by Fairfield, and 100% of the Fund's administrative fees were voluntarily waived by Fairfield.



     For the 7-day period ended February 28, 1998, Tax-Free Money Market's yield was 3.15% and its compounded effective yield was 3.20%. During this 7-day period, 83% of the Fund's investment advisory fees were voluntarily waived by Fairfield. During this 7-day period, 100% of the Fund's administrative fees were voluntarily waived by Fairfield.



     Tax-Free Money Market may also advertise its "taxable equivalent yield," which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by the Fund. For the 7-day period ended February 28, 1998, the Fund's taxable equivalent yields for the 15%, 28%, 31%, 36%, and 39.6% tax brackets were 3.71%, 4.38%, 4.57%, 4.92%, and 5.22%, respectively.


                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     PRIME OBLIGATIONS' investment objective is to provide as high a level of current interest income as is consistent with liquidity and relative stability of principal. The Fund intends to achieve its stated objective by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

     TAX-FREE MONEY MARKET'S investment objective is to provide as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. Although there can be no assurance that the Fund will meet its stated objective, the Fund intends, under normal market conditions, to have at least 80% of its net assets invested in the tax-free securities discussed herein.

     The securities held by each Fund will have remaining maturities of 397 days or less, although variable rate demand obligations (with respect to Tax-Free Money Market), securities subject to repurchase agreements, and certain other securities may bear longer maturities. In addition, each respective Fund's average weighted maturity will not exceed 90 days.

     Certain investment vehicles utilized by each Fund are subject to the limitations discussed herein under "Investment Restrictions." The following descriptions illustrate the types of instruments in which each Fund may invest:

FOR PRIME OBLIGATIONS:

GOVERNMENT OBLIGATIONS

     The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury bills and notes and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

BANK OBLIGATIONS

     The Fund may purchase the types of bank obligations listed below, provided they are issued or guaranteed by domestic branches of U.S. commercial banks having total assets at the time of purchase in excess of $1 billion. The Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's total assets.

  1. CERTIFICATES OF DEPOSIT

     Certificates of deposit are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods. The Fund may invest in certificates of deposit of banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation.

  2. BANKERS' ACCEPTANCES

     Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.

  3. TIME DEPOSITS

     Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Such deposits cannot be withdrawn before the date specified at the time of deposit.

COMMERCIAL PAPER

     The Fund may invest in commercial paper (short-term promissory notes issued by corporations), including variable amount master demand notes (described below), having been assigned short-term ratings at the time of purchase of "Prime-1" by Moody's and/or "A-1" or better by S&P.

     Pursuant to Securities and Exchange Commission ("SEC") regulations applicable to money market funds, the Fund will only purchase securities that have no short-term ratings at the time of purchase if they are determined to be of comparable quality by Fairfield, pursuant to guidelines approved by Navigator's Board, or if the issuer of such securities has comparable short-term securities outstanding which are rated "Prime-1" by Moody's or "A-1" or better by S&P. Any purchases by the Fund of unrated securities must be approved or ratified by Navigator's Board. To the extent that the ratings accorded by Moody's or S&P may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund's rating criteria, the Fund will require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     All obligations, including any underlying guarantees, must be deemed by Fairfield to present minimal credit risks, pursuant to guidelines approved by Navigator's Board. See the "Appendix" to the Statement of Additional Information for a description of applicable ratings.

     Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed thirty-one days, but may extend longer. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market for the notes, the Fund may demand payment of the principal of and accrued interest on the instrument at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for issuers of commercial paper. Fairfield will consider the earning power, cash flows, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining the Fund's average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the periods remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund's Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act.

REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or liquid debt securities rated in the highest rating category and having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act.

FOR TAX-FREE MONEY MARKET:

MUNICIPAL SECURITIES

     The Fund invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes ("Municipal Securities"), except in extraordinary circumstances (see "Temporary Investments"). Municipal Securities will include, but not be limited to, the following:

                         GENERAL OBLIGATION BONDS AND NOTES
                         BOND AND/OR GRANT ANTICIPATION NOTES
                         CONSTRUCTION LOAN NOTES
                         REVENUE BONDS AND NOTES
                         TAX AND/OR REVENUE ANTICIPATION NOTES
                         TAX-EXEMPT COMMERCIAL PAPER
                         VARIABLE RATE DEMAND OBLIGATIONS

     Municipal Securities which are rated at the time of purchase must be rated in the highest short-term rating category of Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Corporation ("S&P"). Therefore, Municipal Securities purchased by the Fund must meet or exceed the ratings set forth below:

                                                     MINIMUM RATINGS
                                                   MOODY'S         S&P
                                                  ---------      -------
Notes...........................................   "MIG-1"       "SP-1"
Tax-Exempt Commercial Paper.....................  "Prime-1"       "A-1"
Variable Rate Demand Obligations................  "VMIG-1"        "A-1"

     Securities that have no short-term ratings at the time of purchase must be determined to be of comparable quality by Fairfield, pursuant to guidelines approved by Navigator's Board, or must be issued by an issuer having comparable short-term securities outstanding that satisfy the above rating criteria. To the extent that the ratings accorded by Moody's or S&P may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund's rating criteria, the Fund will require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


     Because the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions may cause losses to the Fund and could affect its share price.


     All obligations, including any underlying guarantees, must be deemed by Fairfield to present minimal credit risks, pursuant to guidelines approved by Navigator's Board. See the "Appendix" to the Statement of Additional Information for a description of applicable ratings.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fairfield will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. There can be no assurance that the current federal income tax treatment accorded an investment in the Fund will not be adversely affected by changes to statutes, regulations, rulings or judicial precedents upon which such federal tax treatment is based. In the event of the enactment of such legislation, which might materially affect the availability of Municipal Securities for investment by the Fund and hence the value of the Fund's portfolio, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

     In managing the Fund's portfolio, Fairfield does not intend on a regular basis to invest more than 25% of the Fund's total assets in (i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities, the interest on which is paid solely from revenues of similar projects, and (iii) industrial development bonds, although it may do so from time to time. To the extent the Fund's assets are so concentrated, the Fund would be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

TYPES OF MUNICIPAL SECURITIES

     The two principal classifications of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. These are discussed below, along with other Municipal Securities in which the Fund may invest.

  1. GENERAL OBLIGATION SECURITIES

     "General obligation" securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

  2. REVENUE SECURITIES

     "Revenue" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Industrial development and pollution control bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  3. MORAL OBLIGATION BONDS

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  4. VARIABLE RATE DEMAND OBLIGATIONS

     Municipal Securities purchased by the Fund may include "variable rate demand obligations," which are tax-exempt obligations upon which interest is payable at a floating or variable rate. While there may be no active secondary market with respect to a particular variable rate demand obligation purchased by the Fund, the Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand obligation if the issuer defaulted on its payment obligation, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

  5. WHEN-ISSUED SECURITIES

     The Fund may also purchase Municipal Securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets, absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities should ever exceed 25% of the value of its total assets.

TEMPORARY INVESTMENTS

     The Fund may hold uninvested cash reserves which do not earn income (pending investment) during temporary defensive periods or if, in the opinion of Fairfield, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. In addition, the Fund may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments ("Temporary Investments"), the income from which is subject to federal income taxes.

     Temporary Investments will not exceed 20% of the total assets of the Fund except when made for temporary defensive purposes, and may include obligations of the United States Government or its agencies or instrumentalities; debt securities (including taxable commercial paper) of issuers having been assigned, at the time of purchase, the highest short-term rating of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or reverse repurchase agreements.

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), repurchase agreements are considered to be loans by the Fund and conversely, reverse repurchase agreements are considered to be borrowings by the Fund. See the Statement of Additional Information for further discussion regarding Temporary Investments.

                            INVESTMENT RESTRICTIONS

     Certain investment policies of each Fund may be changed at any time and from time to time by Navigator's Board without shareholder approval, provided such change is deemed to be consistent with each respective Fund's investment objective and in the best interests of its shareholders. However, each Fund's investment objective, along with the investment restrictions and certain limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding Shares of that Fund. See "Description of Shares."

PRIME OBLIGATIONS MAY NOT:

          1. Purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills and notes, or other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

          As a result of the rules described herein under "Portfolio Valuation" and in the Statement of Additional Information under "Net Asset Value," the Fund will only exceed the foregoing 5% limitation (as to securities of a single issuer) under limited circumstances for periods up to three business days.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services -- for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry.

          3. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.

          4. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.

          5. Invest more than 10% of its net assets in illiquid securities, including time deposits with maturities longer than seven days, and repurchase agreements providing for settlement more than seven days after notice.

TAX-FREE MONEY MARKET MAY NOT:

          1. Invest less than 80% of its net assets in securities, the interest on which is exempt from federal income taxes, except during temporary defensive periods.

          2. Purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation.

          3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) obligations issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) domestic bank certificates of deposit and bankers' acceptances; or (d) repurchase agreements secured by any of the foregoing obligations.

          4. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.

          5. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This borrowing provision is not intended for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient, and hence the Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.

          6. Invest more than 10% of its net assets in illiquid securities, including illiquid variable rate demand obligations, and repurchase agreements providing for settlement more than seven days after notice.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS



     Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. Investments in second tier securities (second tier conduit securities for the Tax-Free Money Market) are subject to the further constraint that (i) no more that 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in the first tier securities of a single issuer for three business days. The manager will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Directors. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

                              VALUATION OF SHARES

NET ASSET VALUE

     Each Fund's net asset value per Share for purposes of pricing purchase and redemption orders is normally determined as of 4:00 P.M. (Eastern time) (the "valuation time") on each business day of the Fund. A "business day" is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per Share might be materially affected. Net asset value per Share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding Shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per Share.

PORTFOLIO VALUATION

     The assets in each Fund are valued based upon the amortized cost method, pursuant to rules promulgated under the Investment Company Act. Under this method of valuation, the portfolio value of the assets normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although each Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis by Fairfield, as each Fund's Distributor. The principal offices of Fairfield are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044.

PURCHASE OF SHARES

     In addition to Institutions purchasing Shares directly from Fairfield, Shares may be purchased through procedures established by Fairfield in connection with the requirements of Customer Accounts of various Institutions.


     Shares of the Funds sold to Institutions acting in some fiduciary capacity on behalf of persons maintaining Customer Accounts at the Institutions will normally be held of record by the institutions. Since it will be primarily discretionary Customer Accounts at institutions that are invested in a Fund, references in this Prospectus to shareholders of a Fund mean the institutions rather than their Customers. Institutions purchasing or holding Fund Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to the respective Fund on a timely basis. Confirmations of such Share purchases and redemptions will be sent to the institutions. Beneficial ownership of Fund Shares will be recorded by the institutions and reflected in the regular account statements provided by them to their Customers.


     Shares of a Fund may be purchased on any business day of the Fund at the net asset value per Share (see "Valuation of Shares") next determined after receipt by the Distributor of an order to purchase Shares. An order to purchase Shares will be deemed to have been received only when federal funds with respect thereto are available to the Fund's Custodian for investment. Federal funds are monies transferred from one bank to another through the Federal Reserve System. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available that same day for investment by the Custodian, if received prior to the valuation time on such day and in accordance with Fairfield's established procedures. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. An order received before the valuation time on any business day will be executed on the date of receipt at the net asset value determined on such date. An order received after the valuation time on any business day will be executed on the next business day of the Fund at the net asset value determined on such date. The Funds strongly recommend that investors of substantial amounts use federal funds to purchase Shares.

     The minimum investment is $25,000 for the initial purchase of Fund Shares by an institution and $1.00 for each subsequent investment. However, institutions may set different minimums for their Customers' investments in Accounts which hold Fund Shares.



     No sales charge is imposed by a Fund in connection with the purchase of its Shares. Depending upon the terms of a particular Customer Account, however, institutions may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the institutions. This Prospectus should be read by Customers in connection with any such information received from the institutions. Any such fees, charges or other requirements imposed by an institution upon its Customers will be in addition to the fees and requirements described in this Prospectus.


     Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, or to waive any minimum investment requirements.


     Every shareholder of record will receive a confirmation of each new Share transaction with a Fund, which will also show the total number of Shares being held in safekeeping by FPS Services, Inc. ("Transfer Agent") for the account of the shareholder. Effective February 23, 1998, First Data Investors Services, Inc. acquired FPS Services, Inc. and assumed the role as the Funds' Transfer Agent. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of a Fund will not be issued to the shareholder but, rather, shareholdings will be recorded on the books of the respective Fund in non-certificate form and shareholders will be regularly advised of their ownership position.


TELEPHONE TRANSACTIONS

     Each Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures require Institutions to provide certain identification information at the time an account is opened, such as the names of Institution personnel authorized to effect daily trades with the Fund, as well as specific instructions as to the wiring of federal funds for redemptions.

     Each Fund or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or its Transfer Agent do not employ such procedures. However, neither Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTION OF SHARES

     Shares are ordinarily redeemed by a shareholder via telephone, in accordance with Fairfield's established procedures. Redemption payments to shareholders closing their accounts will include any unpaid dividends and distributions credited to the account as of the date of redemption.

     However, with respect to Fund Shares held by Institutions on behalf of their Customer Accounts, all or part of the Fund Shares beneficially owned by a Customer must be redeemed in accordance with instructions and limitations pertaining to his Account at the institution.

     Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder on the Account Application Form, or by a check mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. Telephone redemption requests may be made by calling Fairfield at 1-800-441-3885.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Except as stated in the following paragraph, payment to shareholders for redeemed Shares will be made not later than seven business days after receipt by the Fund's Distributor of the request for redemption, absent extraordinary circumstances. However, to the largest extent possible, each Fund will attempt to honor requests from shareholders for same-day payment, if such payment would be consistent with that Fund's need for liquidity and stability.

     Shareholders should note that payment for the redemption of Shares which were purchased by check may not be made until the Fund can verify that the payment for such purchase has been, or will be, collected, which may take up to eight business days after the date of purchase. Each Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Because of the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares held by any Institution whose account has a value of less than $25,000. Before a Fund redeems such Shares and sends the proceeds to the shareholder, the shareholder will be given notice that the value of the Shares in the account is less than the minimum amount and will be allowed sixty days to make an additional investment in an amount which will increase the value of the account to at least $25,000. As stated previously, Institutions may establish different minimum shareholding requirements for their Customers.

     Each Fund may redeem Shares involuntarily if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act. See the Statement of Additional Information ("Net Asset Value" and "Additional Purchase and Redemption Information") for examples of when a Fund may involuntarily redeem Shares, or suspend the right of redemption and refuse to record the transfer of its Shares.

                                   DIVIDENDS

     The net investment income of each Fund is declared daily as a dividend to its shareholders. Capital gain distributions, if any, will be made at least annually. Shares begin earning dividends on the day on which the purchase order for the Shares is executed and continue to earn dividends through, and including, the day before the redemption order for the Shares is executed. Dividends are distributable monthly on the first business day of each month in the form of additional Shares of the respective Fund, or, if specifically requested (in writing) by the shareholder to the Fund's Distributor prior to the distribution date, in cash. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund.

                                     TAXES

IN GENERAL

     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

     No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of each Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to their own federal, state, and local income tax situations.

TAX STATUS OF EACH FUND:

  1. INTERNAL REVENUE CODE

     Each Fund intends to continue to qualify for the favorable tax treatment afforded a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This generally requires, among other things, that each Fund distribute to its shareholders at least 90% of its net investment income (both taxable and tax-exempt with respect to Tax-Free Money Market). Provided it meets this 90% distribution requirement, as well as other requirements discussed in detail in the Statement of Additional Information, each Fund will be relieved of federal income tax on that part of its net investment income and on any net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

     Each Fund anticipates declaring as dividends 100% of its net investment income (both taxable and tax-exempt with respect to Tax-Free Money Market). Each Fund does not expect to realize any net long-term capital gain and, therefore, does not foresee paying any "capital gain distributions," as described in the Code.

     Tax-Free Money Market also expects to qualify to pay exempt-interest dividends to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is exempt from regular federal income taxes.

     Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that Fund and received by the shareholders on December 31 of that year, if paid by the respective Fund during the following January.

  2. FEDERAL EXCISE TAX

     A non-deductible, 4% federal excise tax will be imposed on any "regulated investment company" to the extent that it does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income (the excess of shortand long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31, and (iii) 100% of any undistributed ordinary income or capital gain net income from the prior year.

     Each Fund intends to make sufficient distributions each calendar year to avoid liability for the federal excise tax.

  3. MUNICIPAL SECURITY TAX ISSUES -- FOR TAX-FREE MONEY MARKET

     Federal tax law may limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

     In addition, entities or persons who are "substantial users" (or are related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisers before purchasing Shares.

TAX STATUS OF THE FUNDS' DISTRIBUTIONS:

     Tax-exempt interest dividends paid by Tax-Free Money Market (as discussed above) may generally be treated by the Fund's shareholders as items of income excludable from their gross income under the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed. Exempt-interest dividends may also have certain collateral federal income tax consequences, including Alternative Minimum Tax consequences. Also, interest on indebtedness incurred or continued by a shareholder in order to purchase or carry Shares is generally not deductible for federal income tax purposes.

     Corporate investors should note that dividends from each Fund's net investment income will generally not qualify for the dividends-received deduction for corporations.

     To the extent, if any, that dividends paid to shareholders are derived from a Fund's taxable income (for example, from interest earned on Temporary Investments in non-tax-exempt securities), or from long-term or short-term capital gains, such dividends (whether paid in cash or in the form of additional, reinvested Shares) will not be exempt from federal income taxes. Therefore, any dividends from a Fund's investment company taxable income would be taxable to shareholders as ordinary income to the extent of a shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes. Likewise, any capital gain distributions would also be taxable and would be treated as a long-term capital gain regardless of how long a shareholder has held Fund Shares.

     Except as noted otherwise herein, tax-exempt interest dividends and other distributions paid by Tax-Free Money Market may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     In the opinion of counsel, each Fund's Shares are exempt from current Pennsylvania Personal Property Taxes.

     In addition, the sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may be realized from an ordinary redemption of Shares, as described herein.

     Shareholders of Prime Obligations will be advised at least annually as to the federal income tax consequences of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Navigator's Board. The current Directors and Executive Officers of the Navigator Group of Funds, their addresses, principal occupations during the past five years, and other affiliations are as follows:


      NAME, ADDRESS AND AGE        POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------              --------------------     --------------------------------------
Robert J. Walker, Jr* (53)         Chairman, President,     President, Chief Executive Officer and a
200 Gibraltar Road                 and Director             Director of Fairfield from 1995 to present.
Horsham, PA 19044                                           Formerly: Senior Vice President, Fidelity
                                                            Investments Institutional Services Co.,
                                                            1991 to 1995; Senior Vice President, SEI
                                                            Corporation, 1987 to 1990.
Richard G. Gilmore (71)            Director                 Independent Consultant; Director of CSS
948 Kennett Way                                             Industries, Inc.; Director, PECO Energy
West Chester, PA 19380                                      formerly (Philadelphia Electric Co.);
                                                            Director/Trustee of nine Legg Mason funds.
                                                            Formerly: Senior Vice President and Chief
                                                            Financial Officer, Philadelphia Electric
                                                            Co. 1986 to 1991.
Jan J. Wieckowski (75)             Director                 Retired; Part-time consultant to financial
504 Meadowbrook Circle                                      institutions; Executive Vice President of
St. Davids, PA 19087                                        Mellon Bank East, from 1983 to 1986;
                                                            Executive Vice President of Girard Bank,
                                                            prior to 1983.
Gerard J. Wills (53)               Vice President and       Vice President, CFO, Treasurer and
200 Gibraltar Road                 Treasurer                Secretary of Fairfield since 1996; Asst.
Horsham, PA 19044                                           Director, State of Delaware's Division of
                                                            Revenue, 1994 to 1996; Senior Accountant,
                                                            Han & Associates, 1993 to 1994; Vice
                                                            President, Meritor Savings Bank/
                                                            Philadelphia Savings Fund Society,
                                                            1982-1992.
Robert J. Clark (44)               Controller               Controller 1997 and Senior Accountant with
200 Gibraltar Road                                          Fairfield 1996 to 1997; Senior Accountant
Horsham, PA 19044                                           with Robert Half International 1994 to
                                                            1996; New Jersey Economic Development
                                                            Authority, 1992 to 1994.
James W. Jennings (61)             Secretary                Partner with the law firm of Morgan, Lewis
2000 One Logan Square                                       & Bockius LLP, since 1970.
Philadelphia, PA 19103


---------------------------
* Mr. Walker, as a Director and Executive Officer of the Manager, is an "interested person" of NMM and NTFMM, within the meaning of Section 2(a)(19) of the Investment Company Act.

THE MANAGER

     As Manager, Fairfield, a wholly-owned subsidiary of Legg Mason, Inc. serves as each Fund's Investment Adviser, Administrator, and Distributor. Fairfield is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. Fairfield also provides investment and related financial services to institutional clients. Fairfield's business address is 200 Gibraltar Road, Horsham, Pennsylvania 19044.

     The management services performed by and the fees payable to Fairfield are described below.

  1. INVESTMENT ADVISORY SERVICES

     Investment advisory services are provided to each Fund by Fairfield, as Manager, pursuant to separate Management Agreements dated April 17, 1993, between each Fund and Fairfield Group (each a "Management Agreement").


     As Investment Advisor, Fairfield manages each Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains each Fund's records relating to such purchases and sales. Fairfield pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by the Funds.


     For the investment advisory services provided and expenses assumed pursuant to the Management Agreement, Fairfield is entitled to receive a fee from Prime Obligations, computed daily and paid monthly, at the annual rate of .20% on the first $500 million of the average net assets of the Fund; .15% on the next $1 billion; and .10% thereafter. Fairfield is entitled to receive a fee from Tax-Free Money Market, computed daily and paid monthly, at the annual rate of
 .25% on the first $1 billion of the average net assets of the Fund; .20% on the next $1 billion; and .15% thereafter. Fairfield may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining a competitive expense ratio.


     With respect to Prime Obligations, for the fiscal year ended February 28, 1998, Fairfield received investment advisory fees totaling $288,248 (prior to fees waived of $214,369). For the previous year ended February 28, 1997, and for the period June 1, 1995 to February 29, 1996, Fairfield received investment advisory fees of $351,362 (prior to fees waived of $299,751) and $387,603 (prior to fees waived of $346,340), respectively.



     With respect to Tax-Free Money Market, for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, Fairfield received investment advisory fees of $137,976 (prior to fees waived of $108,333), $173,384 (prior to fees waived of $131,791) and $251,408 (prior to fees waived of $200,707), respectively.



     Richard A. Myers, in his capacity as Fund Manager with Fairfield, is primarily responsible for managing Prime Obligations' investment portfolio. Mr. Myers is a graduate of Bloomsburg State College and has twenty-five years of experience in banking and money management. Prior to joining Fairfield in 1994, he was responsible for three money market mutual funds with the Provident Institutional Management Corporation.



     Bruce C. Silverman, in his capacity as Fund Manager with Fairfield, is primarily responsible for managing Tax Free Money Market's Investment Portfolio. Mr. Silverman holds a MBA from St. Joseph's University and has thirteen years of banking experience.


  2. ADMINISTRATIVE SERVICES

     Fairfield also acts as each Fund's Administrator pursuant to each Management Agreement.

     As Administrator, Fairfield generally assists in each Fund's administration and operations. See "Investment Adviser, Administrator, and Distributor" in the Statement of Additional Information for a list of Fairfield's specific administrative services. For the administrative services it performs pursuant to each Management Agreement, Fairfield is entitled to receive a fee from Prime Obligations, computed daily and paid monthly, at the annual rate of .10% on the first $1.5 billion of the average net assets of the Fund and .05% thereafter. Fairfield is entitled to receive a fee from Tax-Free Money Market, computed daily and paid monthly, at the annual rate of .10% on the average net assets of the Fund.


     With respect to Prime Obligations, for the fiscal year ended February 28, 1998, Fairfield was paid administrative fees totaling $73,877 after voluntary fee waivers of $70,245. Absent such fee waivers, the administrative fees payable by the Fund for the period would have been $144,124. With respect to the Tax-Free Money Market, Fairfield was paid no administrative fees. Absent such fee waivers, the administrative fees payable by the Fund for the period would have been $55,191.


     As of the date of this prospectus, Fairfield was waiving a portion of its administrative fees from Prime Obligations and was waiving all of its administrative fees from Tax-Free Money Market, in order to assist each

Fund in maintaining a competitive expense ratio. In the future, Fairfield may waive all or continue to waive a portion of its administrative fees.


     In connection with transactions relating to repurchase agreement activity, Prime Obligations may also utilize the services of Fairfield for a fee not to exceed 1% of the purchase or sale price of the transaction. During the fiscal year ended February 28, 1998, the Fund paid fees totaling $1,720 to Fairfield with respect to such transactions.


EXPENSES

     Each Fund's expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, each Fund's service contractors bear all expenses incurred in connection with the performance of their services on behalf of the respective Fund. Similarly, each Fund bears the expenses incurred in its operations.

                             DESCRIPTION OF SHARES

     NMM and NTFMM each have currently authorized 2 billion shares of Common Stock at $.001 par value per share and may in the future reclassify any authorized but unissued shares into one or more additional "Portfolios," or into one or more series of shares within a Portfolio. NMM and NTFMM presently offer only Shares of Class "A" Common Stock, which represent an interest in Prime Obligations and Tax-Free Money Market, respectively.

     Each Fund Share represents an equal proportionate interest in that Fund with each other Share, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the respective Fund as are declared in the discretion of Navigator's Board. Shareholders of each Fund are entitled to one vote for each full Share held, and fractional votes for fractional Shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of Shares of a Fund may elect all of the Directors if they choose to do so and, in such event, the holders of the remaining Shares would not be able to elect any person or persons to Navigator's Board. Customers of Institutions should refer to their agreements with their institution for information regarding procedures for voting their Shares.

     As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of a Fund, or (b) at least 67% of the Shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the respective Fund are represented in person or by proxy.

                              GENERAL INFORMATION

     In accordance with the Maryland General Corporation Law, each Fund is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding Shares of a Fund.

     Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

     As used in this Prospectus, "assets belonging to the Fund" means the consideration received by the Company upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to the Fund or any future additional Portfolios of the Company. Assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company allocated in proportion to the relative asset value of the Fund (and any future additional Portfolios) at the time the expense or liability is incurred. The management of the Company makes determinations with respect to the Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by Navigator's Board and are conclusive.


     Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its investment advisor, sub-advisers and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds.

----------------------------------------------------------------------------------------------------------

NAVIGATOR MONEY MARKET -- PRIME OBLIGATIONS PORTFOLIO
  (Navigator Money Market Fund, Inc.)
  NAVIGATOR TAX-FREE MONEY MARKET FUND
  (Navigator Tax-Free Money Market Fund, Inc.)

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
      INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT
      CONTAINED IN THIS PROSPECTUS, OR THE FUND'S
      STATEMENT OF ADDITIONAL INFORMATION INCORPORATED
      HEREIN BY REFERENCE, IN CONNECTION WITH THE
      OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR
      MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT
      BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER
      FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT
      CONSTITUTE AN OFFERING BY EITHER FUND OR BY THE
      DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
      OFFERING MAY NOT LAWFULLY BE MADE.
                                                                         INVESTMENT ADVISER,
                                                                         ADMINISTRATOR,
                                                                         AND DISTRIBUTOR
                                                                         Fairfield Group, Inc.
                                                                         Horsham, PA 19044
                                                                         LEGAL COUNSEL
                                                                         Morgan, Lewis & Bockius LLP
                                                                         Philadelphia, PA 19103
                                                                         AUDITORS
                                                                         Ernst & Young LLP
                                                                         Philadelphia, PA 19103

      PROSPECTUS DATED JUNE 30, 1998.
----------------------------------------------------------------------------------------------------------

                                [NAVIGATOR LOGO]

                               200 Gibraltar Road
                               Horsham, PA 19044
                                 1-800-441-3885

                       Navigator Money Market Fund, Inc.
                         (Prime Obligations Portfolio)

                   Navigator Tax-Free Money Market Fund, Inc.
                       (Tax-Free Money Market Portfolio)

                      STATEMENT OF ADDITIONAL INFORMATION


                                 June 30, 1998


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                         Page
                                                         ----
The Companies..........................................   B-2
Additional Investment Policies.........................   B-2
Additional Investment Restrictions and Limitations.....   B-6
Additional Purchase and Redemption Information.........   B-7
Net Asset Value........................................   B-7
Dividends..............................................   B-8
Yields.................................................   B-8
Additional Information Concerning Taxes................   B-8
Description of Shares..................................  B-10
Directors and Officers.................................  B-11
Principal Holders of Securities........................  B-12
Investment Adviser, Administrator, and Distributor.....  B-13
Portfolio Transactions.................................  B-14
Custodian and Transfer Agent...........................  B-14
Expenses...............................................  B-15
Financial Statements...................................  B-15
Independent Auditors...................................  B-15
Legal Counsel..........................................  B-15
Miscellaneous..........................................  B-15
Appendix...............................................  B-16



     This Statement of Additional Information is meant to be read in conjunction with the Prospectus for Navigator Money Market Fund--Prime Obligations Portfolio ("Prime Obligations") offered by Navigator Money Market Fund, Inc. ("NMM") and Navigator Tax-Free Money Market Fund (the "Tax-Free Money Market") offered by Navigator Tax-Free Money Market Fund, Inc. ("NTFMM")(each separately referred to as a "Fund" and collectively referred to as the "Funds"), dated June 30, 1998 and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in Shares of either Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing the Funds at 200 Gibraltar Road, Horsham, Pennsylvania 19044, or by telephoning 1-800-441-3885. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                 THE COMPANIES

     NMM was originally organized as a Pennsylvania business trust under a Declaration of Trust dated May 16, 1985, and Prime Obligations commenced operation on July 22, 1985. NMM was subsequently reorganized as a Maryland corporation on December 9, 1986, such reorganization having been effected in order to enable the Fund to take advantage of certain state tax benefits accruing therefrom.

     NTFMM was organized as a Maryland corporation on January 27, 1986, and Tax-Free Money Market commenced operations on March 27, 1986.

     NMM's and NTFMM's Articles of Incorporation each permit their Board of Directors ("Navigator's Board") to offer additional, separate classes of shares of Common Stock ("Portfolios") in the future. However, NMM currently offers only shares of Prime Obligations, a money market portfolio and NTFMM currently offers only shares of Tax-Free Money Market, a tax-free money market portfolio.

     Shares of each Fund are sold by Fairfield only to Institutions for investment of their own monies or monies for which they act in some fiduciary capacity. As Manager, Fairfield performs investment advisory, administrative, and distribution services to the Funds.

     THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' PROSPECTUS RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUNDS.

                         ADDITIONAL INVESTMENT POLICIES

IN GENERAL

     The following policies supplement each Fund's investment objective and policies as set forth in the Prospectus.

FOR TAX-FREE MONEY MARKET:

ADDITIONAL INFORMATION ON MUNICIPAL SECURITIES

     Municipal Securities include: debt obligations issued by or on behalf of governmental entities or public authorities to obtain funds for various purposes, including the construction of a wide range of public and privately-operated facilities; the refunding of outstanding obligations; the payment of general operating expenses; and the extension of loans to public institutions and facilities.

     There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") described in the Prospectus and the "Appendix" to this Statement of Additional Information represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. As Investment Adviser, Fairfield, subject to Board of Directors determination, will consider such an event in determining whether the Fund should continue to hold the obligation.

     The payment of principal and interest on most Municipal Securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. For purposes of this Statement of Additional Information and the Fund's Prospectus, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the non-governmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those Municipal Securities that are supported by a bank guarantee or other credit facility, the bank or other institution (or governmental agency) providing the guarantee or credit facility may also be considered to be an "issuer" in connection with the guarantee or facility.

     Among other types of Municipal Securities, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided they have remaining maturities of 397 days or less at the time of purchase.

SPECIAL CONSIDERATIONS

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities, and the Fund cannot predict what legislation relating to Municipal Securities, if any, may be introduced in Congress in the future. It may be noted, however, that the Treasury Department has in the past proposed, as a part of general tax reform, to limit the exemption for state and local bonds to those issued for governmental purposes. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Fund and hence the value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

  1. VARIABLE RATE DEMAND OBLIGATIONS

     Variable rate demand obligations held by the Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to the payment of principal and accrued interest at specified intervals not exceeding 397 days and upon not more than 30 days' notice, or (ii) the rate of interest on such obligations is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to 397 days.

  2. WHEN-ISSUED SECURITIES

     As stated in the Prospectus, the Fund may purchase Municipal Securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, its Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets. Fairfield intends, however, to take reasonable precautions in connection with the Fund's investment practices with respect to when-issued securities to avoid any adverse effect on the Fund's policy of maintaining its net asset value per Share at $1.00.

     For example, when acquiring when-issued securities, Fairfield will assess such factors as the stability or instability of prevailing interest rates, the amount and period of the Fund's commitment with respect to the when-issued securities being acquired, the interest rate to be paid on those securities, and the length of the Fund's average weighted portfolio maturity at the time.

     When the Fund engages in when-issued transactions, it relies upon the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

ADDITIONAL INFORMATION ON TEMPORARY INVESTMENTS

     As stated in the Prospectus, Tax-Free Money Market may invest a portion of its assets on a temporary basis or for temporary defensive purposes in short-term taxable money market instruments ("Temporary Investments"). Temporary Investments in which the Fund may invest include instruments which are described below. Tax-Free Money Market has retained the flexibility of investing up to 20% of its total assets in Temporary Investments on a temporary basis during non-defensive periods (and greater amounts during defensive periods).

FOR EACH FUND:

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Certificates of deposit are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods. Each Fund may invest in certificates of deposit of domestic branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and which have total assets at the time of purchase in excess of $1 billion.

     Banker's acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. Each Fund may invest in bankers' acceptances guaranteed by domestic branches of U.S. commercial banks having total assets at the time of purchase in excess of $1 billion.

COMMERCIAL PAPER

     Each Fund may invest in taxable commercial paper (short-term promissory notes issued by corporations), provided it is rated at the time of purchase "Prime-1" by Moody's and/or "A-1" or better by S&P or, if not rated, determined by Fairfield to be of comparable quality, pursuant to guidelines approved by Navigator's Board. See the "Appendix" to this Statement of Additional Information for a description of applicable ratings.

U.S. GOVERNMENT OBLIGATIONS

     Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury bills and notes and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Fannie Mae, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by each Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid the Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund's Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act").

REVERSE REPURCHASE AGREEMENTS

     Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or liquid debt securities rated in the highest rating category and having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act.

               ADDITIONAL INVESTMENT RESTRICTIONS AND LIMITATIONS

IN GENERAL

     The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' Prospectus lists certain investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the respective Fund, as defined in the Prospectus. The additional investment restrictions listed below supplement those contained in the Prospectus and may be changed only by such a shareholder vote.

PRIME OBLIGATIONS MAY NOT:

           1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

           2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

           3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act of 1940.

           4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

           5. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

           6. Invest in any issuer for purposes of exercising control or management.

           7. Purchase securities with legal or contractual restrictions.

           8. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its Manager owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

           9. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

          10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with the Fund's investment objective, policies and restrictions, may be deemed to be an underwriting.

TAX-FREE MONEY MARKET MAY NOT:

           1. Invest less than 80% of its net assets in securities, the interest on which is exempt from federal income taxes, except during temporary defensive periods.

           2. Purchase the securities of any issuer if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. The guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued or guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

           3. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

           4. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

           5. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

           6. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

           7. Buy common stocks or voting securities.

           8. Invest in any issuer for purposes of exercising control or management.

           9. Purchase securities with legal or contractual restrictions.

          10. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its Manager owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

          11. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

          12. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with the Fund's investment objective, policies and restrictions, may be deemed to be an underwriting.

     The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

     The following are non-fundamental investment limitations that may be changed by a majority of Navigator's Board.

          1. With regard to Restriction #2 (for Prime Obligations) and #4 (for Tax-Free Money Market) above, each Fund has a nonfundamental investment limitation which precludes investments in oil, gas, or other mineral leases; as well as investments in real estate limited partnerships, except for readily marketable interests in real estate investment trusts.

          2. Notwithstanding the language in Restriction #9 (for Prime Obligations) and #11 (for Tax-Free Money Market) above, each Fund currently has no intention of investing more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The various types of Customer Accounts (in addition to qualified Individual Retirement and Keogh Plan Accounts with respect to Prime Obligations) maintained by Institutions which may be used to purchase Fund Shares include: trust accounts; managed agency accounts; custodial accounts; and various other depository accounts. Information on the types of Customer Accounts which may be used should be obtained from the Institutions to which the respective Fund is marketed. Investors purchasing Fund Shares may include officers, directors, or employees of a particular Institution.

     Each Fund may suspend the right of redemption or postpone the date of payment for Shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. Upon the occurrence of any of the foregoing conditions, each Fund may also suspend or postpone the recordation of the transfer of its Shares.

     In addition, each Fund may compel the redemption of, reject any order for, or refuse to give effect on its books to the transfer of, its Shares in an effort to prevent personal holding company status within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund may also redeem Shares involuntarily or make payment for redemption in portfolio securities if it otherwise appears appropriate to do so in light of the respective Fund's responsibilities under the Investment Company Act. See "Net Asset Value."

                                NET ASSET VALUE

RULE 2a-7

     The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7, as amended, under the Investment Company Act ("Rule 2a-7"). This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

     Pursuant to Rule 2a-7 the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

     In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations ("NRSROs") or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. Fairfield will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by Navigator's Board. Navigator's Board must approve or ratify the purchase of any unrated obligations or obligations rated by only one NRSRO.

     Navigator's Board has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize each Fund's net asset value per Share for purposes of sales and redemptions at $1.00. These procedures include review by such Board, at such intervals as it deems appropriate, to determine the extent, if any, to which either Fund's net asset value per Share calculated by using available market quotations deviates from $1.00 per Share.

     In the event such deviation exceeds one-half of one percent, the Rule requires that Navigator's Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from either Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming Shares in kind.

                                   DIVIDENDS

     The policy of each Fund is to generally declare its net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends.

     Net income for dividend purposes includes (i) interest and dividends accrued (whether taxable or tax-exempt) and discount earned on a Fund's assets (including both original issue and market discount), less (ii) amortization of any premium on such assets, and accrued expenses. Capital gain distributions (if any) would be calculated separately and distributed to shareholders on an annual basis.

                                     YIELDS

SEVEN-DAY YIELD

     Each Fund's standardized 7-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional Shares purchased with dividends from the original Share and any such additional Shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. A Fund's effective annualized yield is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

TAXABLE EQUIVALENT YIELD (FOR TAX-FREE MONEY MARKET)

     The Fund's taxable equivalent yield is determined by dividing its current tax-free yield (net of any fees charged by Institutions) by the sum of one minus the investor's current tax bracket (e.g., 15%, 28%, 31%, 36%, and 39.6%).

     The resulting yield is what an investor would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by the Fund.

                    ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

TAX STATUS OF EACH FUND

  1. INTERNAL REVENUE CODE

     Each Fund intends to continue to qualify and elect to be treated for each taxable year as a "regulated investment company" ("RIC") under Subchapter M of the Code. Accordingly, a Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, generally including gains from options, futures and forward contracts; (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of the following items if held less than three months -- (A) stock or securities, (B) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), and (C) foreign currencies (or options, futures or forward contracts on foreign currencies), that are not directly related to the Fund's principal business of investing in stocks or securities (or options or forward contracts with respect to stock or securities); and (c) diversify its holdings so that at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) and at least 90% of its tax-exempt interest income to shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

  2. FEDERAL EXCISE TAX

     A non-deductible, 4% federal excise tax will be imposed on any RIC to the extent that it does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31, and
(iii) 100% of any undistributed ordinary income or capital gain net income from the prior year.

     As discussed herein, each Fund intends to declare and pay dividends and any capital gain distributions so as to avoid imposition of the federal excise tax.

FOR TAX-FREE MONEY MARKET:

  3. MUNICIPAL SECURITY TAX ISSUES

     As the Fund is designed to provide investors with current tax-exempt interest income, it is not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt shareholders and plans, since such shareholders and plans would not gain any additional benefit from certain of the Fund's dividends being tax-exempt.

     In addition, the Fund may not be an appropriate investment for entities which are "substantial users" (or "related persons" thereof) of facilities financed by "industrial development bonds" or "private activity bonds." "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to such facilities are more than 5% of the total revenues derived by all users of such facilities;
(b) who occupies more than 5% of the usable area of such facilities; or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S Corporation and its shareholders.

TAX STATUS OF EACH FUND'S DISTRIBUTIONS

     Although each Fund does not expect to realize any net capital gain (the excess of net long-term capital gain over net short-term capital loss), such gain, if any, will be distributed at least annually. Each Fund will have no tax liability with respect to such distributions and they will be taxable to Fund shareholders as a long-term capital gain, regardless of how long a shareholder has held Fund Shares. Such distributions will be designated as "capital gain distributions" in a written notice mailed by the Fund to shareholders not later than sixty days after the close of each Fund's taxable year.

     While each Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     If for any taxable year either Fund does not qualify for the special tax treatment afforded to RICs, all of that Fund's taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders), and all of that Fund's distributions will be taxable to shareholders as ordinary income. Such dividends would then be eligible for the dividends-received deduction for corporate shareholders.

FOR TAX-FREE MONEY MARKET:

     Similarly, while the Fund will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by the Fund will be distributed. In general, the Fund's investment company taxable income would include interest income received from Temporary Investments (as defined herein), plus any net short-term capital gain realized by the Fund.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives exempt-interest dividends with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such dividends. Also, if a shareholder receives a capital gain distribution with respect to Shares that are subsequently sold after being held for six months or less, such loss will be treated as a long-term capital loss to the extent of the capital gain distribution.

AMT OBLIGATIONS

     While the Fund is permitted to purchase "private activity bonds" that are subject to the Alternative Minimum Tax imposed by Section 55 of the Code (the "AMT"), the Fund does not currently hold or anticipate purchasing such bonds. However, if it did so, a portion of the dividends received would be subject to the AMT. The purchase of such bonds by the Fund could have a material effect on the AMT liability of all investors, and hence the Fund does not intend to invest any portion of its assets in such bonds.

     Corporate shareholders in particular should note that all exempt-interest dividends are includable in the computation of "adjusted current earnings" for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from "private activity bonds." Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding such Shares would have on their own AMT liability.

                             DESCRIPTION OF SHARES

IN GENERAL

     NMM's and NTFMM's Articles of Incorporation each authorize Navigator's Board to issue up to 2 billion full and fractional shares of Common Stock. NMM and NTFMM each presently offers one class of Common Stock, as defined in the Prospectus.

     Navigator's Board may classify or reclassify any authorized but unissued shares of NMM or NTFMM into one or more additional Portfolios, or series of shares within a Portfolio.

     Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as Navigator's Board may grant in its discretion. When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, each Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of NMM or NTFMM, Shares of the respective Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the Fund and any future additional Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution.

RULE 18f-2

     Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of the Portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, Rule 18f-2 also provides that the ratification of independent auditors, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting together without regard to class.

     Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by NMM's or NTFMM's Articles of Incorporation, NMM and NTFMM may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the respective Fund and any future additional Portfolios (voting together without regard to class).

                             DIRECTORS AND OFFICERS

     The Funds' Prospectus contains the names and general background information concerning the Directors and Executive Officers of Navigator's Board. The "non-interested" Directors receive fees and expenses for each meeting of Navigator's Board, and an annual retainer. No officer or employee of Fairfield receives any compensation from NMM and NTFMM for acting as a Director of the Company (although they are reimbursed for expenses incurred in connection with their attendance at Board meetings), and the Officers of NMM and NTFMM receive no compensation for performing the duties of their offices. Fairfield, of which Mr. Walker is an officer, receives fees from NMM and NTFMM for acting as Manager. Morgan, Lewis & Bockius LLP, of which Mr. Jennings is a partner, receives legal fees as counsel to NMM and NTFMM and as counsel to the Manager. The Directors and Officers of NMM and NTFMM as a group own less than 1% of the outstanding Shares of either Fund.


     The following table provides certain information relating to the compensation of the Funds' directors for the fiscal year ended February 28, 1998. Neither Fund has any retirement plan for its directors.


                               COMPENSATION TABLE


                                                                                    TOTAL COMPENSATION
                                                                                     FROM CORPORATION
                                                          AGGREGATE COMPENSATION     AND FUND COMPLEX
              NAME OF PERSON AND POSITION                  FROM CORPORATION(A)     PAID TO DIRECTORS(B)
--------------------------------------------------------  ----------------------   --------------------
Robert J. Walker, Jr. -- Chairman, President and
Director                                                            None                    None
Richard G. Gilmore -- Director                                    $8,000                  $8,000
Robert E. Keith -- Director*                                      $8,000                  $8,000
Jan J. Wieckowski -- Director                                     $8,000                  $8,000


---------------------------

(A) Represents fees paid to each director during the fiscal year ended February 28, 1998.



(B) Represents aggregate compensation paid to each director during the fiscal year ended February 28, 1998.



 *  Effective June 16, 1998, Robert E. Keith resigned as director.

                        PRINCIPAL HOLDERS OF SECURITIES


     Each Fund believes that as of May 5, 1998, the following nominee accounts may have been beneficial owners of 5% or more of the outstanding Shares of each Fund because they possessed voting or investment power with respect to such
Shares:


PRIME OBLIGATIONS:


                                                                  AMOUNT OF          PERCENT OF TOTAL
                     NAME AND ADDRESS                        BENEFICIAL OWNERSHIP   SHARES OUTSTANDING
                     ----------------                        --------------------   ------------------
First National Bank & Trust
40 S State St
PO Box 158
Newtown, PA 18940..........................................       22,269,947              20.65%
Fetter & Co.
Steve Bonewicz
c/o CoreStates Bank N.A.
530 Walnut St
Philadelphia, PA 19105.....................................       19,438,375              18.03%
Legg Mason
Larry McCormick
111 S Calvert St
Baltimore, MD 21202........................................       16,024,136              14.86%
National City Bank
PO Box 94984
Cleveland, OH 44101........................................       15,922,363              14.77%
ORT & Co.
ORRSTN B&T Dept/M Gochenawer
P.O. Box 250
Shippensburg, PA 17257.....................................       11,767,420              10.91%
Croghan
c/o Croghan Colonial Bank
323 Croghan St
Fremont, OH 43420..........................................        6,722,618               6.23%


TAX-FREE MONEY MARKET:


                                                                  AMOUNT OF          PERCENT OF TOTAL
                     NAME AND ADDRESS                        BENEFICIAL OWNERSHIP   SHARES OUTSTANDING
                     ----------------                        --------------------   ------------------
Donald & Co.
c/o Dauphin Deposit
Bank & Trust
213 Market Street
Harrisburg, PA 17101.......................................       12,386,168              22.15%
Legg Mason, Inc.
C.J. Daley
111 S. Calvert Street
Baltimore, MD 21203........................................       10,450,839              18.69%
Trusty
c/o American Trust &
Savings Bank
PO Box 938
Dubuque, IA 52004..........................................        9,532,509              17.05%
Ribat & Co.
c/o The Rock Island Bank & Trust
PO Box 4870
Rock Island, IL 61204......................................        6,239,248              11.16%
Munder Tax Free Bond Fund
480 Pierce Street
Birmingham, MI 48009.......................................        5,126,969               9.17%

                                                                  AMOUNT OF          PERCENT OF TOTAL
                     NAME AND ADDRESS                        BENEFICIAL OWNERSHIP   SHARES OUTSTANDING
                     ----------------                        --------------------   ------------------
Munder Tax Free Intermediate
Bond Fund
480 Pierce Street
Birmingham, MI 48009.......................................        4,255,223               7.61%
Fetter & Co.
c/o CoreStates Bank NA
530 Walnut Street
Philadelphia, PA 19105.....................................        3,219,826               5.76%


               INVESTMENT ADVISER, ADMINISTRATOR, AND DISTRIBUTOR

THE MANAGEMENT AGREEMENT

     Investment advisory and administrative services are provided by Fairfield, as Manager, pursuant to separate "Management Agreements" discussed in the Prospectus. Fairfield, a wholly-owned subsidiary of Legg Mason, is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. Fairfield also provides investment and related financial services to institutional clients.

     The investment advisory services performed by and the investment advisory fees payable to Fairfield are described in each Funds' Prospectus.

     In addition to serving as Investment Adviser under the Management Agreements, Fairfield also provides administrative services to each Fund. As Administrator, Fairfield has agreed to (i) monitor the computation by the Funds' Transfer Agent of the net asset value per Share, (ii) maintain office facilities for each Fund, (iii) maintain certain financial accounts and records, (iv) furnish each Fund statistical and research data, data processing, clerical, accounting and bookkeeping services, and (v) furnish certain other services required by each Fund. Fairfield prepares annual and other reports to the Securities and Exchange Commission, compiles data for and arranges for the preparation of federal and state tax returns and filings with state securities commissions, and generally assists in each Fund's operations. The administrative fees payable to the Manager for the above services are described in the Funds' Prospectus.

     The Management Agreement between each Fund and Fairfield provides that Fairfield shall not be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with its performance under the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fairfield in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

     Unless sooner terminated, each Management Agreement will continue in effect from year to year if such continuance is approved at least annually by Navigator's Board, or by vote of a majority of the outstanding Shares of each Fund (as defined in the Prospectus), and by a majority of the Directors who are not parties to either Management Agreement or interested persons (as defined in the Investment Company Act) of any party to the Management Agreement, by vote cast in person at a meeting called for such purpose. Each Management Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of either Fund, or by Fairfield. Each Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

THE DISTRIBUTION AGREEMENT

     In addition to providing management services, Fairfield also acts as the Distributor of each Fund's Shares. Shares of each Fund are sold on a continuous basis by Fairfield as agent, although Fairfield is not obliged to sell any particular amount of Shares. As Distributor, Fairfield pays the costs of printing and distributing prospectuses to persons who are not shareholders of either Fund (excluding preparation and printing expenses necessary for the continued registration of each Fund's Shares) and of preparing, printing and distributing all sales literature. No compensation is payable by either Fund to Fairfield for its distribution services.

     Unless sooner terminated, each "Distribution Agreement" between the Funds and Fairfield, dated April 17, 1993, will remain in effect from year to year if such continuance is approved at least annually by Navigator's Board, or by vote of a majority of the outstanding Shares of each Fund, and by a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.

                             PORTFOLIO TRANSACTIONS

     Pursuant to each Management Agreement, Fairfield (as Investment Adviser) determines which securities are to be purchased and sold by each Fund and which brokers are to be eligible to execute the Funds' portfolio transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter,and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Fairfield generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

     Allocation of security transactions, including their frequency, to various dealers is determined by Fairfield in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Fairfield may receive orders for transactions by each Fund. Information so received is in addition to and not in lieu of services required to be performed by Fairfield, nor would the receipt of such information reduce Fairfield's investment advisory fees. Such information may be useful to Fairfield in serving both the Funds and their other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to Fairfield in carrying out its obligations to the Funds.

     Each Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Fairfield or its affiliates, or any Institution owning more than 5% of either Fund's total assets, and will not give preference to any Institutions investing in either Fund with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

                          CUSTODIAN AND TRANSFER AGENT

CUSTODIAN AGREEMENT


     Cash and securities owned by each Fund are held by CoreStates Bank, N.A. ("CoreStates Bank") as NMM's and NTFMM's Custodian pursuant to separate Custodian Agreements. Effective April 28, 1998, First Union National Bank acquired CoreStates Bank, N.A. and assumed the role as the Funds' Custodian. Under each Custodian Agreement, First Union National Bank (i) holds each Fund's portfolio securities and cash items, (ii) makes receipts and disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and
(iv) performs other related services. First Union National Bank may, in its discretion and at its own expense, appoint another qualified bank or trust company to act as its agent in carrying out the provisions of each Custodian Agreement. Such appointment will not, however, relieve First Union National Bank of its responsibilities or liabilities under each Custodian Agreement. Each Fund has also, from time to time, appointed other custodians to hold its cash and securities in connection with the investment in repurchase agreements.


TRANSFER AGENCY AGREEMENT


     First Data Investors Services, Inc., as NMM's and NTFMM's Transfer Agent, provides each Fund with transfer agency, dividend disbursing, and accounting services pursuant to separate Transfer Agency Agreements. Under each Transfer Agency Agreement, Fund/Plan has agreed to (i) issue and redeem Shares of each Fund, (ii) forward dividends and distributions to shareholders, (iii) maintain each Fund's books of original entry, (iv) maintain shareholder accounts, (v) compute each Fund's net asset value per Share and calculate each Fund's net income, and (vi) perform other related services. First Data Investors Services, Inc.'s business address is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903.

FEES


     For the services provided under their respective Agreements, First Union National Bank (as Custodian) and First Data Investors Services, Inc. (as Transfer Agent) may receive fees from each Fund. Such fees are based upon relative asset values and shareholder accounts, and may include certain transaction charges and out-of-pocket expenses.


                                    EXPENSES

     Except as noted herein and in the Funds' Prospectus, each Fund's service contractors bear all expenses incurred in connection with the performance of their services. Similarly, each Fund bears the expenses incurred in its operations. Expenses borne by each Fund include: taxes (including preparation of returns); interest; brokerage fees and commissions, if any; fees of the "non-interested" Navigator Directors; Securities and Exchange Commission fees; state securities qualification fees (including preparation of filings); costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Fund shareholders; charges of the Custodian and the Transfer Agent; auditing and legal expenses; management fees (investment advisory and administrative); certain insurance premiums; costs of maintenance of each Fund's existence; costs of shareholder reports and shareholder meetings; and any extraordinary expenses incurred in each Fund's operations.

     The aggregate rate of the investment advisory fees payable to Fairfield is subject to reduction as each Fund's net assets increase. The aggregate rate of Fairfield's administrative fees is not subject to such reduction. However, if total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Fairfield will reimburse that Fund by the amount of such excess.

                              FINANCIAL STATEMENTS


     The financial statements for each Fund for the fiscal year ended February 28, 1998 and the report of Ernst & Young LLP, independent auditors, all of which are included in the Funds' 1998 Annual Report to Shareholders, are hereby incorporated by reference in this Statement of Additional Information. Copies of the Funds' 1998 Annual Report to Shareholders may be obtained without charge by contacting Fairfield.


                              INDEPENDENT AUDITORS

     Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, has been selected by the Board of Directors to serve as the Funds' independent auditors.

                                 LEGAL COUNSEL


     Morgan, Lewis & Bockius LLP, (of which Mr. Jennings, Secretary of the Funds, is a partner), 2000 One Logan Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Funds. From time to time, Morgan, Lewis & Bockius LLP has rendered legal services to Fairfield.


                                 MISCELLANEOUS

     NMM and NTFMM are each registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of either Fund.

     The Prospectus and this Statement of Additional Information omit certain of the information contained in NMM's and NTFMM's Registration Statements filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

     The Prospectus and this Statement of Additional Information do not constitute an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representations other than those contained in the Prospectus and this Statement of Additional Information.

                                    APPENDIX

                            -- RATED INVESTMENTS --

FOR TAX-FREE MONEY MARKET:

NOTES AND VRDOS

     The following summarizes the highest ratings assigned by MOODY'S to municipal notes and variable rate demand obligations:

          "MIG-1"/"VMIG-1": Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     The following summarizes the highest rating assigned by S&P to municipal notes:

          "SP-1": This is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics are given a PLUS (+) designation.

FOR EACH FUND:

COMMERCIAL PAPER

     Commercial paper ratings of MOODY'S are current assessments of the ability of issuers to repay punctually senior debt obligations which have an original maturity of no more than one year.

          "PRIME-1": The rating "Prime-1," or "P-1," is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          "A-1": This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                           -- UNRATED INVESTMENTS --

     Prior to the purchase of any unrated security or instrument by a Fund, the Manager shall evaluate the creditworthiness of the issuer of the security or instrument, considering all factors deemed relevant, which may include: a review of the issuer's financial statements; a comparison of the issuer's financial position with those of other companies in the same industry and a review of the general outlook of the issuer's industry; a review of the profitability, capital adequacy, quality of assets, liquidity, interest sensitivity, and financial reports of the institution involved; and the paper rating of such institution's holding company, if any. Based upon the foregoing evaluation, the Manager shall determine whether the unrated security or instrument is of "comparable investment quality" to securities or instruments having been assigned at least the minimum ratings described herein and in the Funds' Prospectus. In the event that subsequent to the purchase of a rated (or unrated) security or instrument for a Fund, such security or instrument falls below the minimum standards required for purchase by the respective Fund, the Manager shall consider such an event in determining whether that Fund should continue to hold the security or instrument in question, and shall report to the Directors of Navigator's Board any securities or instruments which are held subsequent to such an event.

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)    Financial Statements:


                 (1) The following financial statements are incorporated by reference into Parts A and B of the Registration Statement from the Registrant's 1998 Annual Report to Shareholders filed on April 23, 1998.



                          -       Report of Independent Auditors dated April 8,
                                  1998.



                          -       Statement of Net Assets - February 28, 1998.



                          - Statement of Operations for the fiscal year ended February 28, 1998.



                          - Statement of Changes in Net Assets for the fiscal years ended February 28, 1998 and 1997.


                          -       Notes to Financial Statements.


                 (2) All required financial statements are incorporated by reference from the Registrant's 1998 Annual Report to Shareholders and included in Parts A and B hereof. All other financial statements and schedules are inapplicable.


          (b) Exhibits:


                 (1)(a) Articles of Incorporation of Registrant, dated October 30, 1986, filed as Exhibit (1) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed herewith.



                     (b) Articles Supplementary, dated December 9, 1986, filed as Exhibit (1)(b) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (the "SEC") via EDGAR on June 30, 1997.


                 (2) By-Laws, as amended by Registrant's Directors on March 6, 1990, filed as Exhibit (2) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.

                 (3)      None

                 (4)      None

                 (5) Management Agreement, dated April 17, 1993, between Registrant and Fairfield Group, Inc. filed as Exhibit
                          (5) to Post-Effective Amendment No. 14 to
                          Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.



                 (6) Distribution Agreement, dated April 17, 1993, between Registrant and Fairfield Group, Inc. filed as Exhibit
                          (6) to Post-Effective Amendment No. 14 of
                          Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.



                 (7)      None



                 (8)(a) Custody Agreement, dated June 23, 1997, between Registrant and CoreStates Bank N.A. filed as Exhibit
                          (8) (a) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.



                    (b) Transfer Agency Agreement, dated December 9, 1986, between Registrant and Fund/Plan Services, Inc. filed as Exhibit (8)(b) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.



                 (9)      None



                 (10) Opinion of Morgan, Lewis & Bockius LLP, dated July 1, 1985, filed as Exhibit (10)(a) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.


                 (11)     Consent of Ernst & Young LLP, filed herewith.

                 (12)     None

                 (13)     None

                 (14)     None

                 (15)     None


                 (16) Schedules for Computation of Performance Quotations filed as Exhibit (16) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on June 30, 1997.



                 (24)     Powers of Attorney, dated June 27, 1995, filed as
                          Exhibit 24 to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on August 18, 1995.

                 (27)     Financial Data Schedule, filed herewith.


Item 25.         Persons Controlled by or under Common Control with Registrant

                 None.

Item 26.         Number of Holders of Securities


                 The following information is as of May 29, 1998:



                          (1)                               (2)
                 Title of Class                    Number of Recordholders
                 --------------                    -----------------------
                 Shares of Common Stock,                    21
                 $0.001 par value


Item 27.         Indemnification

                 Article VII of the Articles of Incorporation of the Fund provides for the indemnification of the directors and the officers of the Fund to the full extent permitted by the laws of the State of Maryland and by the Investment Company Act. Under the Maryland law pertaining to corporations and associations, a corporation may indemnify any director made a party to any proceeding by reason of service in such capacity if the director acted in good faith and (i) in the case of conduct in the director's official capacity with the corporation, reasonably believed that the conduct was in the best interests of the corporation, (ii) in the case of any criminal proceeding, had no reasonable cause to believe that the conduct was unlawful and (iii) in all other cases, reasonably believed that the conduct was at least not opposed to the best interests of the corporation.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to such By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 28.         Business and Other Connections of Investment Advisor

                 Fairfield Group, Inc. (the "Manager"), Registrant's manager and distributor, was organized on September 21, 1983. The Manager is a wholly-owned subsidiary of Legg Mason, Inc. Legg Mason,

Inc., headquartered in Baltimore, is a holding company which provides securities brokerage, investment advisory, investment banking and mortgage banking services through its wholly-owned subsidiaries. Information about the Manager and its officers and directors is contained in the response to Item 29 hereof.

Item 29.         Principal Underwriter

                 (a) Fairfield Group, Inc. also acts as investment advisor, distributor, administrator for Navigator Tax-Free Money Market Fund, Inc., a management investment company registered under the Investment Company Act of 1940.


                 (b) Directors and executive officers of Fairfield Group, Inc. are as follows:



                                           Positions                                 Positions and
Name and Principal                         and Offices                               Offices
Business Addresses                         with Fairfield                            with Registrant
------------------                         --------------                            ---------------
Robert J. Walker, Jr.*                     President, Chief                          Chairman,
                                           Executive Officer                         President and
                                           and Director.                             Director.

Timothy C. Scheve                          Secretary and Director.                   None.
211 S. Calvert Street
Baltimore, MD 21203

Edward A. Taber                            Chairman.                                 None.
211 S. Calvert Street
Baltimore, MD  21203

Gerard J. Wills*                           Chief Financial                           Vice President,
                                           Officer, Vice                             Treasurer and
                                           President, Assistant Secretary,           Assistant
                                           Treasurer and Director.                   Secretary.



----------

*200 Gibraltar Road, Horsham, PA  19044

Item 30.  Location of Accounts and Records

          Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

          (a)    With respect to Rules 31a-1(a); 31(b)(1); (2)(a) and (b); (3);
                 (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                 CoreStates Bank, N.A.
                 1500 Market Street
                 Philadelphia, PA  19101

          (b)    With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(C) and (D);
                 (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the
                 required books and records are maintained at the offices of Registrant's Manager:

                 Fairfield Group, Inc.
                 200 Gibraltar Road
                 Horsham, PA  19044

          (c) With respect to Rules 31a-1(b)(4), and certain other documents, the required books and records are maintained at the Registrant's principal office:

                 Morgan, Lewis & Bockius LLP
                 2000 One Logan Square
                 Philadelphia, PA  19103

          (d) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Administrator:

                 Fairfield Group, Inc.
                 200 Gibraltar Road
                 Horsham, PA  19044

Item 31.  Management Services

          None.

Item 32.  Undertakings

          Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 15 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham and Commonwealth of Pennsylvania on the 25th day of June, 1998.


                                                     NAVIGATOR MONEY MARKET FUND, INC.


                                                     /s/ Robert J. Walker, Jr.
                                                     --------------------------------------
                                                     President
ATTEST:

/s/ James W. Jennings
-----------------------------------------------------
Secretary



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement of Navigator Money Market Fund, Inc. has been signed below by the following persons in the capacities and on the date indicated.



Signature                                                   Title                                   Date
---------                                                   -----                                   ----
/s/ Robert J. Walker, Jr.                                   Chairman,                               June 25, 1998
----------------------------------------                    President and
Robert J. Walker, Jr.                                       Director



*                                                           Director                                June 25, 1998
----------------------------------------
Richard G. Gilmore


*                                                           Director                                June 25, 1998
---------------------------------------
Jan J. Wieckowski


/s/ Gerard J. Wills                                         Vice President                           June 25, 1998
---------------------------------------                     and Treasurer
Gerard J. Wills                                             (Principal Financial and
                                                            Accounting Officer)


*By:/s/ Robert J. Walker, Jr.
    --------------------------------------------
    Robert J. Walker, Jr.
    Attorney-In-Fact

                       NAVIGATOR MONEY MARKET FUND, INC.
                                 EXHIBIT INDEX



Exhibit No.                                                 Description of Exhibit
-----------                                                 ----------------------
Ex-99.B(1)(a)                                               Articles of Incorporation

Ex-99.B (11)                                                Consent of Ernst & Young LLP

Ex-27                                                       Financial Data Schedule